UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 30, 2005

BROADWING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-30989	52-2041343
(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive

Columbia, Maryland 21046-9400

(Address of Principal Executive Offices) (Zip Code)

(443) 259-4000

(Registrant’s Telephone Number, Including Area Code)

CORVIS CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Broadwing Corporation (the “Company”) grants various awards to its directors and executive officers under its 2000 Long Term Incentive Plan (a form of which was previously filed as Exhibit 10.3 to the Company’s registration statement on Form S-1, File No. 333-36238). Forms of the award agreements used under the 2000 Long Term Incentive Plan are attached hereto as exhibits and are hereby incorporated by reference.

The Company grants cash bonuses to its executive officers under bonus plans implemented by its Compensation Committee for fiscal year 2004 and fiscal year 2005. A description of the bonus plans is attached hereto as an exhibit and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 10.1	Form of Restricted Stock Agreement (Directors)

Exhibit 10.2	Form of Restricted Stock Agreement (Executive Officers)

Exhibit 10.3	Description of Bonus Plans for Executive Officers for Fiscal Year 2004 and Fiscal Year 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVIS CORPORATION

/s/ Lynn D. Anderson
Lynn D. Anderson
Senior Vice President and
Chief Financial Officer

Dated: April 5, 2005